(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
(LOSS) EARNINGS PER SHARE
In 2011, 2010 and 2009, basic and diluted (loss) earnings per share (EPS) were calculated as follows:

	2011		2010		2009
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts
EPS Numerator:
Net (loss) income attributable to common stockholders	$(1,536.0)	$(1,536.0)	$34.4	$34.4	$(68.3)	$(68.3)
EPS Denominator:
Weighted-average shares outstanding	229.9	229.9	226.9	226.9	223.9	223.9
Stock options and restricted stock units	—	—	—	1.2	—	—
Common stock related to acquisitions	—	—	—	2.1	—	—
Total shares	229.9	229.9	226.9	230.2	223.9	223.9
(Loss) earnings per share	$(6.68)	$(6.68)	$0.15	$0.15	$(0.31)	$(0.31)

Common stock related to acquisitions reflects the impact of the SunEdison contingent consideration as discussed in Note 4.
As part of the acquisition agreement for SunEdison, a portion of the shares issued in conjunction with the purchase were held in escrow. During the third quarter of 2011, the majority of those shares and cash held in escrow were released. The remaining shares and cash are scheduled to be released from escrow, if at all, by December 31, 2012.
In 2011 and 2009, all options to purchase MEMC stock and restricted stock units were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss incurred for the respective periods. In 2010, options and restricted stock units to purchase 15.5 million shares of MEMC stock were excluded from the calculation of diluted EPS because the effect was antidilutive.